UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 24, 2008

COVER-ALL TECHNOLOGIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13124	13-2698053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Lane Road, Fairfield, New Jersey 07004
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 24, 2008, John Roblin, Chief Executive Officer and Chairman of the Board of Directors of Cover-All Technologies Inc., a Delaware corporation (the “Company”), and Maryanne Gallagher, Executive Vice President and Chief Operating Officer of the Company, each entered into separate pre-arranged “trading plans” intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  The purpose of the trading plans is to enable each of Mr. Roblin and Ms. Gallagher to exercise currently outstanding options to purchase the Company’s common stock, par value $0.01 per share (the “Common Stock”) through the exchange of shares of Common Stock held by each of them.

A copy of the Company’s press release dated November 24, 2008 announcing the plans is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

99.1 Press release of Cover-All Technologies Inc. dated November 24, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: November 24, 2008	By:	/s/ Ann Massey
Ann Massey, Chief Financial Officer